                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  December 30, 1997



                          PHP HEALTHCARE CORPORATION
            (Exact name of Registrant as specified in its charter)



State or other jurisdiction of incorporation:  Delaware

Commission File No.:  0-16235

I.R.S. Employer Identification No.:  54-1023168

Address of principal executive offices:  11440 Commerce Park Drive
                                         Reston, VA  20191

Registrant's telephone number, including area code:  (703) 758-3600

Former name or former address, if changed since last report:  Not applicable


                                    Page 1
                            Exhibit Index at Page 7

     The undersigned registrant hereby files this Amendment No. 1 (the "Amendment") for purposes of amending and restating Part II, Item 5. The Amendment is set forth below:


ITEM 5.  OTHER MATTERS.
         -------------

     On December 30, 1997, PHP Healthcare Corporation ("PHP" or the "Company") announced the completion of a private placement of shares of its Series B Convertible Preferred Stock at a purchase price of $1,000 per share resulting in gross proceeds to the Company of $70 million. The proceeds of the offering were used to repay outstanding borrowings under senior credit facilities, to pay related expenses and for working capital. The senior credit facilities were established to finance the Company's acquisition of 18 health centers from HIP of New Jersey, Inc.

     The holders of the Series B Preferred Stock are not entitled to receive dividends and, except as provided for by law, have no voting rights. The shares of Series B Preferred Stock are convertible into shares of the Company's common stock upon the earlier of April 1, 1998 or the date on which the registration statement relating to the resale of the common stock issuable upon conversion of the Series B Preferred Stock becomes effective. The shares of Series B Preferred Stock will automatically convert into common stock on the fifth anniversary of the date of original issuance to the extent any shares of Series B Preferred Stock remain outstanding at that time. Each share of Series B Preferred Stock is convertible into that number of shares of common stock equal to the quotient of
(i) $1,000 divided by (ii) the Conversion Price. Through May 31, 1998, the Conversion Price will be $25. Thereafter, subject to the maximum Conversion Price specified below, the Conversion Price will be equal to the lowest trading price of the common stock for the 22 trading days immediately preceding the conversion date, less a discount ranging from 5% (beginning June 1, 1998) to 9% (on or after December 1, 1998). The maximum Conversion Price is the lesser of
(i) $30, (ii) 91% of the average of the daily low trading prices of the common stock for all trading days in March, 1999, and (iii) 91% of the average of the daily low trading prices for all trading days in September, 1999; provided, however, that the maximum Conversion Price shall not be less than $25.

     The number of shares that any holder of Series B Preferred Stock may convert in any calendar month is limited according to a sliding scale percentage of such holder's shares of Series B Preferred Stock determined by reference to the highest of the daily low trading prices during such month.

                Highest of daily low trading        Percentage convertible
                prices during month                    during such month
                     $25.00 or less                         20%
                     $25.01 to $27.00                       25%
                     $27.01 to $29.00                       30%
                     $29.01 to $31.00                       35%
                     $31.01 to $33.00                       40%

                     $33.01 to $35.00                       45%
                     $35.01 to $37.00                       50%
                     $37.01 or more                        100%

The number of shares which may be converted in any calendar month also includes the number of shares which might have been but were not converted during earlier calendar months.

     If at any time the Conversion Price falls below $25, upon conversion of any Series B Preferred Stock, the Company may, in lieu of the issuance of common stock, make a payment in cash in an amount equal to the value of the common stock based upon the high trading price of the common stock on the conversion date.



     The Company has agreed to register the shares of common stock issuable upon conversion of the Series B Preferred Stock for resale under the Securities Act of 1933 by April 1, 1998. The Preferred Stock Investment Agreement provides that if the registration statement covering the shares of common stock issuable upon conversion of the Series B Preferred Stock is not effective by April 1, 1998, the Company shall pay each investor in cash an amount equal to 3% of the purchase price of the Series B Preferred Shares then held by the investor for each 30-day period thereafter until the registration statement is effective (pro-rata as to a period of less than 30 days). The Registration Statement has not been declared effective. The Company believes that the liquidated damages provision constitutes an unenforceable penalty and intends to challenge any attempt to enforce the provision. The Company is seeking waivers of this provision from the holders of the Series B Preferred Stock. There can be no assurance that the Company will be successful in obtaining waivers from the holders of Series B Preferred Stock or that the Company will prevail in establishing that the provision is unenforceable. The enforcement of the liquidated damages provision against the Company could have a material adverse effect on the Company's financial condition and results of operations.

     Each purchaser of the Series B Preferred Stock has agreed not to offer or sell on any trading day, on a net basis, more than the following number of shares of common stock: the greater of (i) 10% of the average daily trading volume of the common stock for the five previous trading days, (ii) 10,000 shares, or (iii) 10% of the trading volume of the common stock on the day of such sale. In addition, the purchasers of the Series B Preferred Stock and their affiliates have agreed not to engage in any short sales, swaps, purchasing of puts, or other hedging activities involving the common stock to hedge their investment in the Series B Preferred Stock; however, any purchaser may write call options if the call exercise price is greater than the lesser of (i) the effective Conversion Price on the day that the call is written or (ii) the closing price of the common stock on the day prior to the day that the call is written. These hedging restrictions do not apply to certain short sales within three days of conversion where the shares issuable upon conversion are used to cover the short sale.

     At a special meeting of the Company's stockholders held on March 31, 1998, the Company's stockholders approved the issuance of common stock issuable upon conversion of the Series B Preferred Stock.

FORWARD LOOKING STATEMENTS
--------------------------

     This Report contains forward-looking statements. The words "believe," "expect" and "anticipate" and similar expressions identify such forward-looking statements. These forward-looking statements reflect the Company's views with respect to future events and financial performance. Such statements are subject to risks and uncertainties that could cause the Company's actual results and financial position to differ materially from those projected in the forward-looking statements. Risks associated with the Company's forward-looking statements include, but are not limited to, those risk factors described in the Company's Form 10-K under the caption "Business -- Risk Factors." Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PHP HEALTHCARE CORPORATION



                                     By: /s/ Anthony M. Picini
                                         ------------------------------------
                                         Name: Anthony M. Picini
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer


Dated:  May 7, 1998